UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2017

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Old National Bancorp (the “Company”), the Company’s shareholders approved the Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan (the “Amended Plan”), which was approved by the Company’s Board of Directors on January 26, 2017. The Amended Plan is an amendment and restatement of the Company’s 2008 Incentive Compensation Plan, which was approved by the Company’s shareholders on May 15, 2008 and amended and restated as of May 10, 2012 (the “Prior Plan”). The Amended Plan will become effective on April 28, 2017. Outstanding awards under the Prior Plan will continue in effect in accordance with their terms.

The Amended Plan includes the following material changes to the Prior Plan: (i) the addition of three performance measures (“return on average tangible common equity,” “return on average tangible shareholder’s equity” and “operating leverage”) to be used for awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code; (ii) the addition of non-employee directors as eligible participants under the Amended Plan, with a limit of 10,000  shares or cash payments of $200,000 that may be granted to a non-employee director during a calendar year; (iii) the addition of a “double-trigger” vesting provision which provides that, if outstanding awards are replaced with comparable awards upon a change in control of the Company, then a participant’s equity awards will not accelerate vesting unless his or her employment or service with the Company is terminated without cause or for good reason within two years following the change in control; (iv) the addition of a one-year minimum vesting period requirement with respect to stock options and stock appreciation rights granted under the Amended Plan; however, up to 10% of the shares available under the Amended Plan may be used for grants without minimum vesting periods; and (v) the Amended Plan no longer provides the Compensation and Management Development Committee (the “Compensation Committee”) with the discretion to waive vesting or performance requirements for outstanding awards upon a participant’s retirement or in the case of an unforeseeable emergency or special circumstances; however, the Compensation Committee retains the right to waive vesting or performance requirements upon the death or disability of a participant or upon a change in control.

The foregoing description of the material changes to the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 27, 2017. Matters voted upon were: (1) Election of the Company’s Board of Directors consisting of fourteen Directors to serve for one year and until the election and qualification of their successors; (2) Approval of the Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan; (3) Approval of a non-binding advisory proposal on Executive Compensation; (4) Approval of a non-binding advisory proposal determining the frequency of advisory votes on Executive Compensation; and (5) Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1.	Election of the Company’s Board of Directors consisting of 14 Directors to serve for one year and until the election and qualification of their successors:

Director Nominee	For	Withheld	Broker Non-Votes
Alan W. Braun	97,983,823	1,475,737	21,478,020
Niel C. Ellerbrook	95,657,116	3,802,443	21,478,020
Andrew E. Goebel	95,904,033	3,555,526	21,478,020
Jerome F. Henry, Jr.	98,370,557	1,089,002	21,478,020
Robert G. Jones	96,121,851	3,337,708	21,478,020
Phelps L. Lambert	95,793,067	3,666,493	21,478,020
Arthur H. McElwee, Jr.	98,293,481	1,166,079	21,478,020
James T. Morris	98,347,890	1,111,669	21,478,020
Randall T. Shepard	98,277,695	1,181,864	21,478,020
Rebecca S. Skillman	97,901,273	1,558,287	21,478,020
Kelly N. Stanley	95,811,199	3,648,360	21,478,020
Derrick J. Stewart	97,118,352	2,341,208	21,478,020
Katherine E. White	97,106,847	2,352,713	21,478,020
Linda E. White	98,349,421	1,110,139	21,478,020

2. Approval of the Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan.

For	Against	Abstentions	Broker Non-Votes
89,110,193	4,951,691	854,408	21,478,020

3. Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
90,035,317	4,067,848	750,957	21,478,020

4.	Approval of a non-binding advisory proposal determining the frequency of advisory votes on Executive Compensation.

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
66,745,496	792,121	26,543,088	630,995	21,478,020

5.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

For	Against	Abstentions	Broker Non-Votes
114,572,158	856,935	346,897	5,161,590

In light of the vote on Proposal 4 and the Company’s Board of Directors’ recommendation that shareholders vote for future advisory votes on executive compensation to be held annually, the Company will hold such vote each year until the next required vote on the frequency of shareholder advisory votes on the compensation of executives.

Item 8.01 Other Events

On April 27, 2017, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.13 per common share. The dividend is payable June 15, 2017, to shareholders of record on June 1, 2017. For purposes of broker trading, the ex-dividend date of the cash dividend is May 30, 2017.

Attached hereto as Exhibit 99.1 is the press release issued by the Company announcing the dividend and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan.
99.1	Press Release Issued by Old National Bancorp dated April 27, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

April 27, 2017	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: EVP, Chief Legal Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Old National Bancorp Amended and Restated 2008 Incentive Compensation Plan
99.1	Press Release issued by Old National Bancorp on April 27, 2017